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                                                                   Exhibit 10.40

                             Dated August [__] 2005

                        COMBINATORX (SINGAPORE) PTE. LTD.

                                       and

                   BIOMEDICAL SCIENCES INVESTMENT FUND PTE LTD

                                    DEBENTURE


                                                     ALLEN & GLEDHILL
                                                     ONE MARINA BOULEVARD #28-00
                                                     SINGAPORE 018989

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                                TABLE OF CONTENTS

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CONTENTS                                                                        PAGE
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1.   INTERPRETATION................................................................1

2.   COVENANT TO PAY...............................................................3

3.   CREATION OF SECURITY..........................................................3

4.   REDEMPTION OF SECURITY........................................................6

5.   COLLECTION OF DEBTS AND RELATED MATTERS.......................................6

6.   RESTRICTIONS ON OTHER SECURITY, DISPOSALS AND DEALINGS........................7

7.   PERFECTION OF SECURITY........................................................8

8.   ACTION BY THE CHARGEE TO PROTECT SECURITY.....................................9

9.   REPRESENTATIONS AND WARRANTIES................................................9

10.  INSURANCES...................................................................10

11.  UNDERTAKINGS.................................................................12

12.  ENFORCEMENT..................................................................14

13.  APPOINTMENT OF RECEIVER......................................................14

14.  POWERS ADDITIONAL............................................................17

15.  DELEGATION BY THE CHARGEE....................................................17

16.  ENTRY INTO POSSESSION........................................................17

17.  DISTRIBUTION OF PROCEEDS.....................................................18

18.  POWER OF ATTORNEY............................................................19

19.  PROTECTION OF THIRD PARTIES..................................................20

20.  PROVISIONS SEVERABLE.........................................................20

21.  AVOIDANCE OF PAYMENT.........................................................20

22.  BENEFIT OF SECURITY AND ASSIGNMENT...........................................21

23.  REMEDIES, WAIVERS, AMENDMENTS AND CONSENTS...................................21

24.  COMMUNICATIONS...............................................................21
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25.  COUNTERPARTS.................................................................21

26.  CONTRACTS (RIGHTS OF THIRD PARTIES) ACT, CHAPTER 53B.........................21

27.  GOVERNING LAW................................................................22
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                                       ii
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THIS DEBENTURE is made on August [__], 2005 BETWEEN:

(1) COMBINATORX (SINGAPORE) PTE. LTD., a company incorporated in Singapore having its registered office at 20 Raffles Place, #09-01 Ocean Towers, Singapore 046820 (the "CHARGOR"); and

(2) BIOMEDICAL SCIENCES INVESTMENT FUND PTE LTD, a company incorporated in Singapore having its registered office at 20 Biopolis Way #09-01 Centros, Singapore 138668 (the "CHARGEE").

WHEREAS:

(A) Pursuant to a subscription and shareholders agreement dated August [__], 2005 between the Chargor, the Chargee and CombinatoRx Incorporated, the Chargee had agreed to subscribe for US$5,500,000 in aggregate principal amount of 5 per cent. series 1 notes due 2009 (the "SERIES 1 NOTES"), US$3,500,000 in aggregate principal amount of 5 per cent. series 2 notes due 2009 (the "SERIES 2 NOTES"), US$3,500,000 in aggregate principal amount of 5 per cent. series 3 notes due 2009 (the "SERIES 3 NOTES"), US$2,500,000 in aggregate principal amount of 5 per cent. series 4 notes due 2009 (the "SERIES 4 NOTES") and US$2,500,000 in aggregate principal amount of 5 per cent. series 5 notes due 2009 (the "SERIES 5 NOTES"), issued or to be issued by the Chargor (the Series 1 Notes, the Series 2 Notes, the Series 3 Notes, the Series 4 Notes and the Series 5 Notes being collectively, the "NOTES") in accordance with the terms and conditions contained therein (the "SSA") and the terms and conditions of the Notes (the "NOTE CONDITIONS").

(B) The Chargor has agreed to execute this Debenture to secure the obligations of the Chargor under the SSA and/or the Note Conditions in relation to the Secured Debt (as defined below) owing by the Chargor to the Chargee.

NOW THEREFORE in consideration of the Chargee's agreement to enter into the SSA and the mutual promises, representations and warranties hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

IT IS AGREED as follows:

1.     INTERPRETATION

1.1 DEFINITIONS: In this Debenture, except to the extent that the context requires otherwise:

       "ARTICLES" means the articles of association of the Chargor for the time being;

       "CHARGED PROPERTY" means the property, assets and income of the Chargor for the time being charged or assigned to the Chargee (including but not by way of limitation, pursuant to the floating charge hereby constituted) by or pursuant to this Debenture and each and every part thereof;

       "CHARGOR IP" means:

                (i) any and all copyrights, copyright applications, copyright registration and like protection in each work or authorship and derivative work thereof, whether published or unpublished and whether or not the same also constitutes a

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                         trade secret, now or hereafter existing, created,
                         acquired or held by the Chargor);

                (ii) any and all trade secrets and any and all intellectual property rights in computer software and computer software products no or hereafter existing, created, acquired or held by the Chargor;

                (iii) any and all design rights that may be available to the Chargor now or hereafter existing, created, acquired or held;

                (iv) all patents, patent applications and like protections, including, without limitation, improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same, including the patents and patent applications of the Chargor; and

                (v) any trademark and servicemark rights, whether registered or not, applications to register and registrations of the same and like protections, and the entire goodwill of the business of the Chargor connected with and symbolized by such trademarks;

       "ENCUMBRANCE" includes any mortgage, charge, assignment, pledge, lien or other encumbrance securing any obligations of any person or any other type of preferential arrangement (including, without limitation, title transfer and retention arrangements) having a similar effect;

       "FINANCED ASSETS" means any of the Chargor's assets purchased or financed pursuant to Financing Arrangements;

       "FINANCING ARRANGEMENTS" means any financing arrangements (including leases, hire purchases and borrowings) entered into by the Chargor in connection with the acquisition of any undertaking or asset (whether under lease, hire purchase or otherwise) below US$300,000 in any financial year in respect of one or more transactions or, if in excess of US$300,000 in any financial year in respect of one or more transactions, consented to in writing by the Chargee, which financing arrangement results in the creation of any Encumbrance over such undertaking or asset;

       "INSURANCES" means all policies and contracts of insurance and any of them which are or at any time hereafter may be taken out by or on behalf of the Chargor, or under which the Chargor has an interest, relating to the Charged Property or any part of the Charged Property, whether pursuant to the provisions of this Debenture or otherwise;

       "MANAGER" means any manager appointed by the Chargee pursuant to this Debenture;

       "RECEIVER" means any receiver appointed by the Chargee pursuant to this Debenture;

       "SECURED DEBT" means all moneys, debts and liabilities (whether by way of principal, interest, fees, commissions or otherwise) which now are or have been or at any time hereafter may be or become due from or owing by the Chargor to the Chargee whether actually or contingently, under or in connection with the Notes; and

       "US DOLLARS" or the sign "US$" means the lawful currency of the United States of America.

1.2 CONSTRUCTION OF CERTAIN REFERENCES: All terms and references used in this Debenture and which are defined or construed in the SSA and the Note Conditions but are not

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       defined or construed in this Debenture shall have the same meaning and construction in this Debenture. All references in this Debenture to the SSA are references to the SSA as amended, modified or supplemented from time to time.

1.3 THIS DEBENTURE: Except to the extent that the context otherwise requires, any reference to "THIS DEBENTURE" includes this Debenture as from time to time amended, modified or supplemented and any document which is supplemental hereto or which is expressed to be collateral herewith or which is entered into pursuant to or in accordance with the terms hereof.

1.4 HEADINGS AND CLAUSES: The headings in this Debenture are inserted for convenience only and shall be ignored in construing this Debenture. Unless the context otherwise requires, words (including words defined herein) denoting the singular number only shall include the plural and VICE VERSA. References to "CLAUSES" are to be construed as references to clauses of this Debenture. Any reference to a statutory provision shall include such provision and any regulations made in pursuance thereof as from time to time modified or re-enacted, whether before or after the date of this Debenture.

2.     COVENANT TO PAY

       The Chargor hereby covenants that it will pay and discharge:

2.1 the Secured Debt in accordance with the terms of the SSA and the Note Conditions;

2.2 (on a full indemnity basis) on demand all costs, charges and expenses reasonably incurred by the Chargee or by any Receiver or by any delegate or sub-delegate appointed by the Chargee pursuant to this Debenture in relation to this Debenture or such liabilities as aforesaid including (but without prejudice to the generality of the foregoing) remuneration payable to any such Receiver, delegate or sub-delegate as aforesaid and all costs, charges and expenses reasonably incurred in the protection, realisation or enforcement of the security constituted by this Debenture or in insuring, inspecting, repairing, maintaining, completing, managing, letting, realising or exercising any other power, authority or discretion in relation to the Charged Property or any part thereof incurred pursuant to this Debenture; and

2.3 if it defaults in the payment of any of the foregoing costs, charges and expenses upon demand, interest on such costs, charges and expenses calculated day by day from the due date until full discharge (whether before or after judgment) at the rate of 10 per cent. per annum, Provided that in relation to such costs, charges and expenses as are mentioned in Clause 2.2 interest shall accrue and be payable as from the dates on which the same will become due to the Chargee or to the Receiver, delegate or sub-delegate until payment is made in full. Any interest payable under this Clause 2.3 shall for so long as it remains unpaid be added to the overdue sum on the last day of the applicable interest period in which it accrued and itself bear interest accordingly.

3.     CREATION OF SECURITY

3.1 SECURITY: The Chargor, as beneficial owner, and as a continuing security for the payment and discharge of the Secured Debt and for the observance and performance by the Chargor of its other obligations under this Debenture hereby:

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       3.1.1    charges in favour of the Chargee by way of first fixed charge the following:

                (i) all estates and other interests in freehold, leasehold and other immovable property wheresoever situate now or hereafter belonging to the Chargor and all buildings, trade and other fixtures, fixed plant and machinery from time to time on any such freehold, leasehold or other immovable property;

                (ii) all stocks, shares, warrants, debentures, loan capital, rights to subscribe for, convert other securities into or otherwise acquire any stocks, shares, debentures and loan capital of any other body corporate now or at any time hereafter belonging to the Chargor, together with all dividends, interest and other income and all other rights of whatsoever kind deriving from or incidental to any of the foregoing;

                (iii) the goodwill of the Chargor and its uncalled issued capital now or at any time hereafter in existence and future calls on uncalled issued capital (whether made by the directors of the Chargor or by a Receiver appointed hereunder or a liquidator);

                (iv) all plant and machinery now or at any time hereafter belonging to the Chargor (excluding, however, plant and machinery for the time being forming part of the stock in trade or work in progress of the Chargor and all trade and other fixtures, fixed plant and machinery within Clause 3.1.1(i) above); and

                (v) all chattels, now or hereafter hired, leased or rented by the Chargor to any other person together in each case with the benefit of the related hiring, leasing or rental contract and any guarantee, indemnity or such other security for the performance of the obligations of any person under or in respect of such contract;

       3.1.2 assigns and agrees to assign absolutely to the Chargee, free from all liens (other than liens arising by operation of law), charges and other Encumbrances, all the Chargor's present and future rights, title and interest in and to, and all benefits accrued and accruing to the Chargor under:

                (i) the Insurances (including all claims of whatsoever nature under the Insurances and return of premiums); and

                (ii) the proceeds of any payments which may at any time be received by or payable to the Chargor under or in connection with the Insurances whether on account of any claims, awards and judgments made or given under or in connection with the Insurances or otherwise howsoever; and

       3.1.3 charges in favour of the Chargee by way of first floating charge the following:

                (i) all present or future banking accounts of the Chargor (howsoever designated) with any bank or financial institution situate in any jurisdiction and any and all moneys from time to time standing to the credit thereof;

                (ii)     except to the extent as already referred to in Clause
                         (i) above, all book and other debts and monetary claims now or at any time hereafter due or owing to the Chargor, together with the full benefit of all guarantees and securities

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                         therefor and indemnities in respect thereof and all
                         liens, reservations of title, rights of tracing and other rights enabling the Chargor to enforce any such debts or claims; and

                (iii) the whole of the Chargor's undertaking and all its property and assets whatsoever and wheresoever, present and future, other than any property or assets from time to time or for the time being effectively charged to the Chargee by way of fixed charge by Clause 3.1.1 or otherwise pursuant to this Debenture,

                Provided that the Chargor IP and the Financed Assets shall not in any way be charged and/or assigned by the Chargor to the Chargee pursuant to this Debenture.

3.2 CONTINUING SECURITY: The security created by this Debenture shall constitute and be a continuing security notwithstanding any intermediate payment or settlement of account or reduction or repayment of the Secured Debt or any part or parts thereof for the time being owing or any other matter or thing whatsoever, and shall be in addition to and shall not be in any way prejudiced or affected by any collateral or other security, guarantee, indemnity, right, remedy or lien of whatever nature from time to time held or judgment or order obtained by the Chargee for or in respect of all or any part of the Secured Debt nor shall any such collateral or other security, guarantee, indemnity, right, remedy or lien or judgment or order or the liability of the Chargor or any others not parties hereto for all or any part of the Secured Debt be in any way prejudiced or affected by this Debenture.

3.3 UNCONDITIONALITY OF SECURITY: The security created by this Debenture shall not be discharged or affected in any way by (i) any time, indulgence, concession, waiver or consent at any time given to the Chargor or any other person, whether by the Chargee, or any other person,
       (ii) any amendment or supplement to or change in the terms of the Secured Debt, the SSA, the Note Conditions, the Articles or any other agreement, security, guarantee, indemnity, right, remedy or lien, (iii) the making or absence of any demand for payment of the Secured Debt on the Chargor, or any other person, (iv) the enforcement or absence of enforcement of the SSA, the Note Conditions, the Articles or any other agreement, security, guarantee, indemnity, right, remedy or lien, (v) the taking, existence or release of any agreement, security, guarantee, indemnity, right, remedy or lien (including the release of any part of the Charged Property), (vi) the winding-up, insolvency, amalgamation, reconstruction or reorganisation of the Chargor (or the commencement of any of the foregoing) or (vii) the illegality, invalidity or unenforceability of or any defect in any provision of the SSA, the Note Conditions, the Articles or any other agreement, security, guarantee, indemnity, right, remedy or lien or any of the obligations of any of the parties thereunder, whether on the grounds of ULTRA VIRES, not being in the interests of the Chargor, or any other person, not having been duly authorised, executed or delivered by the Chargor, or any other person or for any reason whatsoever.

3.4 CONTINUATION/OPENING OF ACCOUNTS: In the event of the commencement of the winding-up of the Chargor or this Debenture ceasing for any reason to be binding on the Chargor or if the Chargee receives notice (either actual or otherwise) of any subsequent mortgage, charge, assignment, hypothecation, pledge, lien or other like interest, matter, event or transaction affecting the Charged Property or any part of it, the Chargee may at any time open a new account or accounts for the Chargor in its books. If the Chargee

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       does not in fact open such new account then, unless it gives express notice in writing to the Chargor to the contrary, the Chargee shall be treated as if it had in fact opened such account or accounts at the time when it received such notice. As from that time and unless such express notice in writing shall be given to the Chargor by the Chargee, all payments by or on behalf of the Chargor to the Chargee shall be credited, or treated as having been credited, to a new account of the Chargor and not as having been applied in reduction of the Secured Debt at the time when such notice was received.

4.     REDEMPTION OF SECURITY

       Upon the Chargor ceasing to have any liability whatsoever to the Chargee in respect of the Secured Debt or otherwise, upon the Secured Debt ceasing to exist, the Chargee shall, at the request and cost of the Chargor and on a without recourse or warranty basis reassign the Charged Property and all property and assets assigned to the Chargee by or pursuant to this Debenture to the Chargor within 30 days of request.

5.     COLLECTION OF DEBTS AND RELATED MATTERS

5.1 The Chargor shall at all times during the continuance of the security constituted by or pursuant to this Debenture:

       5.1.1 use its best endeavours to get in and realise the book and other debts and monetary claims referred to in Clause 3.1.3(ii); and

       5.1.2 forthwith following the Chargee's request to this effect at any time after the Chargor shall fail to pay or satisfy when due any part or parts of the Secured Debt:

                (i) hold the proceeds of such getting in and realisation of the book and other debts and monetary claims referred to in Clause 3.1.3(ii) (until payment to the Special Accounts as hereinafter provided) upon trust for the Chargee and promptly pay the proceeds of such getting in and realisation into such separate and denominated account or accounts with the Chargee or such other bank or banks as may be specified in writing by the Chargee (collectively the "SPECIAL ACCOUNTS") or as the Chargee may require; and

                (ii) not be entitled to withdraw from the Special Accounts all or any moneys standing to the credit thereof or direct any payment to be made therefrom to any person.

5.2 At any time after the Chargor shall fail to pay or satisfy when due any part or parts of the Secured Debt, the Chargee shall apply the whole of the moneys from time to time standing to the credit of the Special Accounts in or towards the discharge of all or any part of the Secured Debt.

5.3 Following the Chargee's request pursuant to Clause 5.1.2, the Chargor shall not at any time during the continuance of the security constituted by or pursuant to this Debenture deal with the book and other debts and monetary claims referred to in Clause 3.1.3(ii) otherwise than by getting in and realising the same and making payment thereof into the Special Accounts. Without prejudice to the generality of the foregoing, the Chargor shall not at any time without the prior consent in writing of the Chargee factor or sell any of the

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       book and other debts and monetary claims referred to in Clause 3.1.3(ii)
       or enter into any agreement for such factoring or sale.

5.4 Without prejudice to the security constituted by Clause 3.1.3(i), insofar as the provisions thereof relate to banking accounts, the Chargor shall not, at any time after the Chargor shall fail to pay or satisfy when due any part or parts of the Secured Debt, be entitled to withdraw from any such accounts all or any of the moneys standing to the credit thereof or direct any payment to be made therefrom to any person without the prior consent in writing of the Chargee.

6.     RESTRICTIONS ON OTHER SECURITY, DISPOSALS AND DEALINGS

6.1 OTHER SECURITY AND DISPOSALS: The Chargor shall not at any time without the prior consent in writing of the Chargee, which consent shall not be unreasonably withheld:

       6.1.1 create, extend or permit to subsist any Encumbrance over the Charged Property whether ranking in priority to or PARI PASSU with or after the fixed and floating charges and the assignment created by the Chargor under Clause 3.1 or any other security of the Chargee created pursuant to this Debenture, save for liens arising by operation of law, security arising out of retention of title provisions in a supplier's standard terms and conditions of supply of goods acquired by the Chargor; or

       6.1.2 sell, transfer, lease out, lend or otherwise dispose of, whether by means of one or a number of transactions related or not and whether at the same time or over a period of time, the whole or any part of the Charged Property, or enter into an agreement (otherwise than an agreement conditional upon the consent in writing of the Chargee being obtained) for any such sale, transfer, lease, loan or other disposal, save that any sale, transfer or leasing out, loan or disposal of any chattels of a biomedical nature in the ordinary course of business shall not require the consent of the Chargee; PROVIDED ALWAYS that, in respect of such of the Chargor's assets which are subject to the floating charge created by the Chargor under Clause 3.1.3, the foregoing provisions of this Clause 6.1.2 shall not prohibit any sale, transfer lease, lending or other disposal of any part of such assets made on normal commercial terms and in the ordinary course of the Chargor's business. A sale, transfer lease, lending or other disposal of the Chargor's book and other debts or other receivables (whether by way of factoring or otherwise) shall not be considered to have been made in the ordinary course of the Chargor's business.

6.2 DEALINGS OF BANK BALANCES: All rights of the Chargor in relation to all credit balances to which the Chargor is entitled to on any account at any office of any bank or other financial institution, shall not be capable of assignment or other similar dealing by the Chargor, except with the prior consent in writing of the Chargee.

6.3 DEALINGS OF BOOK DEBTS AND OTHER RECEIVABLES: Except with the prior consent in writing of the Chargee, which consent shall not be unreasonably withheld, the Chargor shall not transfer, factor, discount, sell, release, compound, subordinate, defer, or vary the terms of any book or other debts or monetary claims for the time being due, owing or payable to the Chargor, nor otherwise deal with the same except by getting in the same in the usual course of trading.

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7.     PERFECTION OF SECURITY

7.1    PERFECTION OF SECURITY: If at any time:

       7.1.1 the Chargee is of the reasonable opinion that any part of the security constituted by or pursuant to this Debenture shall be in jeopardy or that any charge or security created or to be created under or pursuant to this Debenture requires to be perfected or improved;

       7.1.2 the Chargor shall have failed to pay, discharge or satisfy when due any part or parts of the Secured Debt; or

       7.1.3 it shall be established that at or at any time after the date of this Debenture the Chargor owns or holds or has acquired any estate or other interest in any freehold, leasehold or other immovable property, then and in any such case the Chargor shall, at the Chargor's cost, provide such further particulars as may be reasonably required and execute in favour of the Chargee, such further or other legal assignments, transfers, mortgages, legal or other charges or securities as in each such case the Chargee shall stipulate over the Chargor's estate or interest in any property or assets of whatsoever nature or tenure and wheresoever situate for the purpose of more effectively providing security to the Chargee for the payment or discharge of the Secured Debt. Without prejudice to the generality of the foregoing, such assignments, transfers, mortgages, legal or other charges or securities shall be in such form as shall be prepared on behalf of the Chargee and may contain provisions such as are herein contained or provisions to the like effect and/or such other provisions of whatsoever kind as the Chargee shall reasonably consider requisite for the perfection or improvement of the security constituted by or pursuant to this Debenture. The obligations of the Chargor under this Clause 7.1 shall be in addition to and not in substitution for the covenants for any further assurance deemed to be included herein by virtue of any applicable law or statute.

7.2 DOCUMENTS OF TITLE: The Chargor shall immediately upon the execution of this Debenture (or on demand, upon becoming possessed thereof at any time hereafter) deposit with such person as the Chargee may direct all deeds, certificates or other documents constituting or evidencing title to the properties or assets referred to in Clause 3.1 or in Clause 7.1 above or any part thereof.

7.3 EVIDENCE OF SECURITY: The Chargor shall, whensoever requested by the Chargee and at the Chargor's cost, affix to such items of the Charged Property or indorse or cause to be indorsed on such documents as are referred to in Clause 7.2, as the Chargee shall in each case stipulate, labels, signs or memoranda in such form as the Chargee shall require (but not so as to impede or restrict the normal use or operation thereof) referring or drawing attention to the security constituted by or pursuant to this Debenture. The Chargor shall not affix to any freehold, leasehold or other immovable property (not belonging to or owned by the Chargor) any part of the Charged Property as to make the same part of such freehold, leasehold or other immovable property.

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8.     ACTION BY THE CHARGEE TO PROTECT SECURITY

8.1 CONVERSION TO FIXED CHARGE: The Chargee shall be entitled at any time after the Chargor shall fail to pay or satisfy when due any part or parts of the Secured Debt by notice in writing to the Chargor to convert the floating charge created by Clause 3.1.3 into a fixed charge affecting all property and assets which for the time being are the subject of such floating charge or, as the case may be, such of the said property and assets as are specified by such notice and, in such an event, the Chargor covenants with the Chargee, upon demand to execute, at the Chargor's own cost, as a continuing security for the payment or discharge of the Secured Debt, a fixed mortgage or charge in terms specified by the Chargee of all or any part of the Charged Property (or such part thereof as is specified in such notice) which is for the time being subject to such floating charge.

9.     REPRESENTATIONS AND WARRANTIES

       The Chargor represents and warrants to and for the benefit of the Chargee that:

9.1 it has the power to enter into and perform and comply with its obligations under and to create the security created by or pursuant to this Debenture;

9.2 all actions, conditions and things required to be taken, fulfilled and done (including the obtaining of any necessary consents) in order (a) to enable it lawfully to enter into, exercise its rights (if any) and perform and comply with its obligations under, and to create the security expressed to be created by or pursuant to, this Debenture; (b) to ensure that those obligations are valid, legally binding and enforceable; (c) to ensure that the security to be created by this Debenture has and will have the ranking which it is expressed to have; and (d) to make this Debenture admissible in evidence in the courts of Singapore have been or will, be taken, fulfilled and done;

9.3 this Debenture constitutes its legal, valid and binding obligations, and the security created by or pursuant to this Debenture is valid, binding and enforceable and has and will have the ranking which it is expressed to have, subject to necessary stamping and registration;

9.4 no litigation, arbitration or administrative proceeding is current or pending or, so far as it is aware, threatened (a) to restrain the entry into, exercise of its rights (if any) under and/or performance or enforcement of or compliance with its obligations under, or the creation of the security expressed to be created by, this Debenture; or (b) which has or could have a material adverse effect on it;

9.5 (a) no meeting has been convened for its winding-up or for the appointment of a receiver, trustee, judicial manager, provisional liquidator or similar officer of it, its assets or any of them; and (b) no such step is intended by it and no petition, application or the like is outstanding for any such winding-up or for the appointment of a receiver, trustee, judicial manager, provisional liquidator or similar officer of it, its assets or any of them;

9.6 it is the sole legal and beneficial owner of the Charged Property and no Encumbrance exists on or over any of the Charged Property except for the security constituted by or pursuant to this Debenture, liens arising by operation of law and in the ordinary course of business in respect of indebtedness which either (a) has been due for less than seven days; or
       (b) is being contested in good faith and by appropriate means; and

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9.7    each of the above warranties will be correct and complied with in all respects as of the Initial Closing Date and as of the date of each Note Closing Date (each as defined in the SSA).

10.    INSURANCES

10.1 MAINTENANCE OF INSURANCES: The Chargor shall at all times while there shall subsist any security constituted by or pursuant to this Debenture:

       10.1.1 if so required by the Chargee, take out and maintain Insurances with an insurer of good international repute acceptable to the Chargee on the Charged Property which are of an insurable nature and its operations against such risks as would normally be taken out and maintained by prudent companies carrying on a business similar to that of the Chargor and such other usual risks as the Chargee may from time to time reasonably require and in such reasonable amount as the Chargee may from time to time require to the full reinstatement value of such Charged Property and comply with all covenants, undertakings and conditions as to insurance of any part of such Charged Property imposed by the terms of any lease, agreement for lease or any tenancy under which the Chargor derives its estate or interest therein;

       10.1.2 duly and punctually pay all premiums and other moneys payable under the Insurances as aforesaid as and when the same become due and promptly upon request by the Chargee produce to the Chargee the premium receipts or other evidence of the payment thereof and promptly supply to the Chargee such information regarding the Insurances as the Chargee may from time to time request;

       10.1.3 produce all policies and other contracts of insurance relating to the Charged Property or any part thereof to the Chargee for inspection upon prior request;

       10.1.4 not do anything or permit anything to be done which may prejudice any of the Insurances in respect of the Charged Property or any part thereof or omit to do anything where such omission may prejudice such Insurances or render such Insurances to be, or become, in any respect, invalid, void or voidable;

       10.1.5 do all things necessary and provide all documents, evidence and information necessary to enable the Chargee to collect or recover any moneys due or to become due in respect of any of the Insurances in respect of the Charged Property; and

       10.1.6 as soon as possible after it becomes aware of any such event notify the Chargee of:

                (i) the occurrence of any event giving rise to any claim under any of the Insurances in respect of the Charged Property; and

                (ii)     any variation of any such Insurances.

10.2 FORM OF INSURANCES: Each of the Insurances shall (unless the Chargee otherwise agrees in writing):

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       10.2.1   name the Chargee as loss payee or beneficiary;

       10.2.2 acknowledge that the Chargor is the sole party liable to pay the premiums in respect thereof;

       10.2.3 provide for the insurers or underwriters to give to the Chargee at least 30 days' prior notice of cancellation by reason of non-payment of calls, premiums or otherwise and allow the Chargee an opportunity of paying such calls or premiums which may be in default;

       10.2.4 acknowledge that all proceeds shall, unless the security has become enforceable pursuant to Clause 12.1 (in which case such proceeds shall be paid to the Chargee without deduction, set-off or counterclaim in respect of any outstanding premiums or calls on the Chargor), be paid to the Chargor to be used by the Chargor to repair or replace such Charged Property; and

       10.2.5 be in all other respects in form and substance acceptable to the Chargee.

       Each of such Insurances shall also contain a loss payable and notice of cancellation clause, a notice of assignment signed in accordance with the relevant policy rules and such other terms and conditions as the Chargee may require, all such provisions to be in form and substance acceptable to the Chargee.

10.3 DEFAULT BY CHARGOR: If default shall be made by the Chargor in complying with Clause 10.1 or 10.2, it shall be lawful for the Chargee, but not obligatory on the Chargee, to effect or renew any such Insurances as is mentioned in Clause 10.1 either in his own name or the name of such person(s) as the Chargee may specify to the Chargor or in the name of the Chargor with an indorsement of the Chargee's interest. The moneys expended by the Chargee so effecting or renewing any such Insurances shall be reimbursed by the Chargor to the Chargee on demand and until so reimbursed shall carry interest at the rate specified in Clause 2.3 from the date of demand to the date of reimbursement (as well before as after judgment). Any interest payable under this Clause 10.3 which is not paid when due shall be added to the overdue sum and itself bear interest accordingly.

10.4 CHARGOR REMAINING LIABLE: The Chargor agrees that the Chargee shall not be obliged to make any enquiry as to the nature or sufficiency of any payment made under any of the Insurances, or to make any claim or take any other action to collect any moneys or to enforce any rights and benefits hereby assigned to the Chargee or to which the Chargee may at any time be entitled under this Debenture and that the Chargor shall remain liable under the Insurances to perform all the conditions and obligations provided in the Insurances to be observed and performed by it.

10.5 APPLICATION OF INSURANCE MONEYS: All claims and moneys received or receivable under any such Insurances as aforesaid shall (subject to the rights and claims of any person with a security interest ranking in priority to or PARI PASSU with this Debenture over any part of the Charged Property) be held by the Chargor on trust for the Chargee and shall be applied by the Chargor in repaying or reducing the Secured Debt or, if prior to the security created by this Debenture becoming enforceable pursuant to Clause 12.1, in replacing, restoring or reinstating the Charged Property so destroyed or damaged.

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11.    UNDERTAKINGS

11.1 The Chargor hereby undertakes with the Chargee that while there shall subsist any security constituted by or pursuant to this Debenture, the Chargor will at all times:

       11.1.1 punctually pay or cause to be paid all rents, rates, taxes, duties, assessments and other outgoings assessed or payable in respect of the Charged Property or any part thereof;

       11.1.2 repair and keep and procure to be kept in good and substantial repair and condition, consistent with industry standards, all buildings, structures and other erections, trade and other fixtures, fixed and other plant and machinery forming part of the Charged Property and will not, except for the purpose of renovation, repair or refurbishing or in the ordinary course of business demolish, pull down, remove or dismantle any material part or parts of the foregoing without the prior consent in writing of the Chargee and will permit the Chargee, its officers, employees and agents free access at all reasonable times to view the state and condition of the foregoing and to carry out any necessary repairs thereto but (in either case) without becoming liable to account as mortgagee in possession;

       11.1.3 forthwith after being required to do so by the Chargee make good any failure to repair in accordance with Clause 11.1.2 any want of repair in all buildings, structure and other erections, trade and other fixtures, fixed plant and other machinery forming part of the Charged Property;

       11.1.4 comply with all obligations under any statute and any bye-laws, regulations or requirements of any competent authority and whether now or hereafter in existence so far in each case as the same affect any land or buildings forming part of the Charged Property or the occupation or user thereof or to the fixtures, fittings, plant, machinery, equipment, installation and apparatus therein or thereon;

       11.1.5 at all times to observe and perform the provisions of any planning legislation and comply with any conditions attached to any planning permissions relating to or affecting any part of the Charged Property and shall not, without the prior consent in writing of the Chargee which consent shall not be unreasonably withheld, make any application for planning permission or implement any planning permission so obtained;

       11.1.6 forthwith after receipt of the same, give full particulars to the Chargee of any notice, order, direction, designation, resolution or proposal having application to the Charged Property or the area in which it is situate which may be given or made by any planning authority or other public or competent body or authority whatever and, if reasonably required by the Chargee, forthwith and at the Chargor's cost, take all necessary steps to comply with such notice, order, direction, designation, resolution or proposal or otherwise and at the reasonable request of the Chargee and at the cost of the Chargor, make such objection or representation against or in respect of or relating to such notice, order, direction, designation, resolution or proposal as aforesaid as the Chargee shall deem expedient;

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       11.1.7   pay the rents reserved by and observe and perform all covenants, stipulations and obligations reserved by or contained in any lease, agreement for lease or tenancy agreement under or subject to which any part of the Charged Property may be held and neither take any step nor omit to take any step whatsoever if, in consequence of the taking of or omitting to take such step, such lease, agreement for lease or tenancy agreement may be surrendered or forfeited or the rent thereunder may be increased;

       11.1.8 observe and perform all restrictive and other covenants, stipulations and obligations for the time being affecting any part of the Charged Property in any material respect or the use or the enjoyment of the Charged Property or any part thereof and duly and diligently enforce all restrictive and other covenants, stipulations, agreements and obligations benefiting any part of the Charged Property and shall not waive, release or vary (or agree to do so) the obligations of any party thereto;

       11.1.9 not without the prior consent in writing of the Chargee which consent shall not be unreasonably withheld, confer on any other person any right or licence to assign or sub-let any part of the Charged Property or grant, create or permit to be acquired any easement, right or privilege relating to or affecting the Charged Property or any part thereof;

       11.1.10 indemnify the Chargee (and as a separate covenant any Receiver or Receivers appointed by it pursuant to the terms of this Debenture) against all existing and future rents, taxes, duties, fees, renewal fees, charges, assessments, impositions and outgoings whatsoever (whether imposed by deed or statute or otherwise and whether in the nature of capital or revenue and even though of a wholly novel character) which now or at any time during the continuance of the security constituted by or pursuant to this Debenture are payable in respect of the Charged Property or any part thereof or by the owner or occupier thereof;

       11.1.11 not exercise any of the powers reserved to a mortgagor, whether conferred on pledgees, mortgagees and/or chargees by any applicable law or statute or otherwise grant or agree to grant any lease or tenancy of the Charged Property or any part thereof or surrender or accept or agree to accept a surrender of any lease or tenancy thereof other than in the ordinary course of its business; and

       11.1.12 except with the prior consent in writing of the Chargee which consent shall not be unreasonably withheld, not allow any person any licence or other right to occupy or share possession of the Charged Property or any part thereof (save as may already exist) other than in the ordinary course of its business.

11.2 If any such sums as are referred to in Clause 11.1.10 shall be paid by the Chargee (or any such Receiver or Receivers) the same shall be repaid by the Chargor on demand with interest at the rate specified in Clause
       2.3 from the time or respective times of the same having been demanded to the date of reimbursement.

11.3 Chargee Entitled to take Steps: If the Chargor shall fail to perform any of the undertakings contained in Clauses 11.1.1 to 11.1.8, it shall be lawful for the Chargee, (but Provided that the Chargee shall not be under any obligation to do so), to enter the Charged Property or any part thereof, with agents appointed by him and architects, contractors, workmen and

                                     - 13 -
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       others, and to execute such works and do such other things as may be reasonably required to remedy such failure and to take such other steps on or in relation to the Charged Property or any part thereof (including, without limitation, the payment of money) as may be reasonably required to remedy such failure. The cost to the Chargee of such works and steps shall be reimbursed by the Chargor to him within five Business Days of receipt by the Chargor of a written demand and until so reimbursed shall carry interest at the rate specified in Clause 2.3 from the time or respective times of the same having been demanded to the date of reimbursement. No exercise by the Chargee of its powers under this Clause
       11.3 shall render the Chargee liable to account as a mortgagee in possession.

12.    ENFORCEMENT

12.1 ENFORCEMENT OF SECURITY: The security created by this Debenture shall become immediately enforceable and all powers conferred by this Debenture and/or by law as pledgees, mortgagees and/or chargees shall arise, and may be immediately exercisable by the Chargee at any time after the Chargor shall have failed to pay, satisfy or discharge when due any part or parts of the Secured Debt owed to the Chargee.

12.2 POWERS OF THE CHARGEE: The powers conferred by this Debenture in relation to the Charged Property or any part thereof on the Chargee shall be in addition to and not in substitution for the powers conferred on pledgees, mortgagees and/or chargees by law, which shall apply to the security created by this Debenture except insofar as they are expressly or impliedly excluded. Where there is any ambiguity or conflict between the powers conferred on the pledgees, mortgagees and/or chargees by law and those conferred by this Debenture as aforesaid or where these powers or protections in this Debenture are more extensive or less restrictive than those provided by law, then the terms of this Debenture shall prevail to the extent permitted by law.

13.    APPOINTMENT OF RECEIVER

13.1 APPOINTMENT OF RECEIVER: At any time after having been requested so to do by the Chargor, or after the security created by this Debenture shall have become enforceable pursuant to Clause 12.1, the Chargee may appoint one or more persons to be a Receiver (which expression where used in this Debenture includes a Receiver and a Manager) or Receivers of the whole or any part of the Charged Property. The Chargee may:

       13.1.1   remove any Receiver previously appointed; and

       13.1.2 appoint another person or other persons as Receiver or Receivers, either in the place of a Receiver so removed or who has otherwise ceased to act or to act jointly with a Receiver or Receivers previously appointed under this Debenture.

       If at any time and by virtue of any such appointment(s) any two or more persons shall hold office as Receivers of the same assets or income, each one of such Receivers shall be entitled (unless the contrary shall be stated in any of the deed(s) or other instrument(s) appointing him) to exercise all the powers and discretions hereby conferred on Receivers individually and to the exclusion of the other or others of them.

13.2 MANNER OF APPOINTMENT: Every such appointment or removal, and every delegation, appointment or removal by the Chargee in the exercise of any right to delegate its powers

                                     - 14 -
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       or to remove delegates herein contained, may be made either by deed or by instrument in writing under the hand of any officer of the Chargee or any person authorised in writing in that behalf by any such officer. Any Receiver may (at the absolute discretion of the Chargee) be appointed either Receiver of all the Charged Property or Receiver of such part or parts thereof as may be specified in the appointment and in such latter event the powers herein conferred on a Receiver shall have effect as though every reference therein to the Charged Property were a reference to the part or parts of such property so specified.

13.3 POWERS OF RECEIVER: Every Receiver for the time being holding office by virtue of an appointment made by the Chargee under this Debenture shall (subject to any limitations or restrictions expressed in the deed or other instrument appointing him but notwithstanding any winding-up or dissolution of the Chargor) have, in relation to the Charged Property, or as the case may be, that part of the Charged Property in respect of which he was appointed:

       13.3.1 all the powers (as varied and extended by the provisions hereof) conferred by relevant laws and statute (a) on mortgagees; (b) on mortgagees in possession; and (c) on receivers or administrative receivers appointed under relevant laws or under statute; and

       13.3.2 power in the name or on behalf and at the cost of the Chargor to exercise all the powers and rights of an absolute owner and do or omit to do anything which the Chargor itself could do.

13.4 OTHER POWERS: In addition and without prejudice to the generality of the foregoing, every Receiver for the time being holding office by virtue of an appointment made by the Chargee under this Debenture shall (notwithstanding any liquidation, winding-up or dissolution of the Chargor) have the following powers, namely:

       13.4.1 power to take possession of, collect and get in the Charged Property and for that purpose to make, or to require the directors of the Chargor to make, calls upon the holders of the Chargor's share capital in respect of any such capital of the Chargor which remains uncalled and to enforce payment of calls so made and any previous unpaid calls by taking proceedings in the name of the Chargor or his own name;

       13.4.2 power to carry on and manage, or concur in the carrying on and management of, the whole or any part of the Chargor's business, including the power where the Chargor has one or more subsidiaries of supervising, controlling and financing such subsidiary or subsidiaries (inclusive of any bodies corporate as are referred to in Clause 13.4.6) and its or their business or businesses and the conduct thereof;

       13.4.3 power to alter, improve, develop, complete, construct, modify, refurbish or repair any building or land and to complete or undertake or concur in the completion or undertaking (with or without modification), of any project in which the Chargor was concerned or interested prior to his appointment being a project for alteration, improvement, development, completion, construction, modification, refurbishment or repair of any building or land;

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       13.4.4   power to sell, lease or otherwise dispose of or concur in
                selling, leasing, surrendering or accepting surrenders or otherwise disposing of the whole or any part of the Charged Property and, to the fullest extent permitted by law, without the restrictions imposed by any applicable law or statute and upon such terms as he shall think fit;

       13.4.5 power to carry any sale, lease or other disposal of land or buildings and other property and assets into effect by conveying, transferring, assigning or leasing in the name of the Chargor and for that purpose to enter into covenants and other contractual obligations in the name of and so as to bind the Chargor;

       13.4.6 power to promote, or otherwise acquire the share capital of any body corporate with a view to such body corporate becoming a subsidiary of the Chargor and purchasing, leasing or otherwise acquiring an interest in the whole or any part of the Charged Property or carrying on any business in succession to the Chargor or any subsidiary of the Chargor;

       13.4.7 power to make any arrangements or compromise of claims as he shall think fit;

       13.4.8   power to effect and renew Insurances;

       13.4.9 power to take or defend proceedings in the name of the Chargor, including proceedings for the compulsory winding-up of the Chargor;

       13.4.10 power to employ, engage and appoint such managers and other employees and professional advisers on such terms as he shall think fit including, without limitation, powers to engage his own firm in the conduct of the receivership;

       13.4.11 power to raise or borrow money from any person to rank for payment in priority to the security constituted by or pursuant to this Debenture and with or without a mortgage or charge on the Charged Property or any part of it; and

       13.4.12 power to do all such other things as may seem to the Receiver to be incidental or conducive to any other power vested in him or to be conducive to the realisation of the security constituted by or pursuant to this Debenture.

13.5 SALE AND DISPOSAL: In making any sale or other disposal of any of the Charged Property in the exercise of their respective powers (including a disposal by the Receiver to any such subsidiary as is referred to in Clause 13.4.6) the Receiver or the Chargee may accept, as and by way of consideration for such sale or other disposal, cash, shares, loan capital or other obligations, including without limitation consideration fluctuating according to or dependent upon profit or turnover and consideration the amount whereof is to be determined by a third party. Any such consideration may be receivable in a lump sum or by instalments and upon receipt by the Receiver shall IPSO FACTO be and become charged with the payment of the Secured Debt. Any contract for any such sale or other disposal by the Receiver or the Chargee may contain conditions excluding or restricting the personal liability of the Receiver or the Chargee. Plant, machinery and other fixtures may be severed and sold in the exercise of their respective powers by the Receiver or the Chargee separately from the premises to which they are attached without any consent being obtained from the Chargor.

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13.6   AGENT OF CHARGOR: Every Receiver shall be the agent of the Chargor for which he is appointed and the Chargor alone shall be responsible for his contracts, engagements, acts, omissions, defaults and losses and for liabilities incurred by him (except where such acts, omissions, defaults, losses and liabilities are incurred as a result of the Receiver's own fraud, negligence or wilful default or that of its agents) and for his remuneration and the Chargee shall not incur any liability thereof (either to the Chargor or to any other person whatsoever) by reason of its making his appointment as such Receiver or of its having made or given any regulation or direction pursuant to Clauses 13.3 to 13.5 or for any other reason whatsoever.

13.7 REMUNERATION OF RECEIVER: Every Receiver so appointed shall be entitled to reasonable remuneration for his services at a rate to be fixed by agreement between him and the Chargee (or, failing such agreement, to be fixed by the Chargee in good faith) appropriate to the work and responsibilities involved upon the basis of charging from time to time adopted in accordance with his current practice or the current practice of his firm and without being limited to the maximum rate specified in any applicable law or statute.

14.    POWERS ADDITIONAL

       The powers and protections conferred by this Debenture in relation to the Charged Property or any part thereof on the Chargee or on any Receiver thereof shall be in addition to and not in substitution for the powers and protections conferred on mortgagees or receivers under any applicable law or statute (but so that to the fullest extent permitted by law, none of the restrictions on the powers and protections contained in any applicable law or statute (if any) shall apply) and, where there is any ambiguity or conflict between the powers contained in any applicable law or statute and those conferred by this Debenture as aforesaid or where the powers or protections in this Debenture are more extensive or less restricted than those provided by the any applicable law or statute, then the terms of this Debenture shall prevail to the extent permitted by law.

15.    DELEGATION BY THE CHARGEE

       The Chargee may, acting reasonably, at any time and from time to time after the security created by this Debenture shall have become enforceable pursuant to Clause 12.1, delegate by power of attorney or in any other manner to any person or persons or fluctuating body of persons all or any of the powers, authorities and discretions which are for the time being exercisable by the Chargee under this Debenture in relation to the Charged Property or any part thereof and any such delegation may be made upon such terms and conditions (including power to sub-delegate) and subject to such regulations as the Chargee may think fit and the Chargee shall not be in any way liable or responsible to the Chargor for any loss or damage arising from any act, default, omission or misconduct on the part of any such delegate or sub-delegate, except to the extent caused by the Chargee's own gross negligence or wilful misconduct in choosing the delegate.

16.    ENTRY INTO POSSESSION

16.1 ENTRY INTO POSSESSION: If the Chargee or any Receiver appointed by the Chargee or any delegate or sub-delegate referred to in Clause 15 shall pursuant to the terms of this Debenture enter into possession of the Charged Property or any part thereof it or he may

                                     - 17 -
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       from time to time at pleasure go out of such possession. Entry into possession shall not render the Chargee or any Receiver or any such delegate or sub-delegate liable to account as mortgagee in possession.

16.2 NO LIABILITY: Without prejudice to Clause 16.1, the Chargee shall not in any circumstances either by reason of taking by it of possession of the Charged Property or any part thereof or for any other reason whatsoever and whether as mortgagee in possession or on any other basis whatsoever be liable to account to the Chargor or any other person for anything or be liable to the Chargor or any other person for any loss or damage arising from any realisation by the Chargee of the Charged Property or any part thereof or from any act, default or omission of the Chargee in relation to the Charged Property or any part thereof or from any exercise or non-exercise by the Chargee of any power, authority or discretion conferred upon it in relation to the Charged Property or any part thereof by or pursuant to this Debenture or by any applicable law or statute unless such loss or damage shall be caused by the Chargee's own gross negligence or wilful misconduct.

16.3 APPLICABILITY TO RECEIVER, ETC: All the provisions of Clause 16.2 above shall apply in respect of the liability of any Receiver of the Charged Property or any part thereof and in respect of the liability of any such delegate or sub-delegate as aforesaid in all respects as though every reference in the said Clause 16.2 to the Chargee were instead a reference to such Receiver or (as the case may be) to such delegate or sub-delegate.

17.    DISTRIBUTION OF PROCEEDS

17.1 APPLICATION OF MONEYS: All moneys received by any Receiver appointed under this Debenture and/or the Chargee shall be applied in the following order:

       17.1.1 in the payment of reasonable costs, charges and expenses of and incidental to the Receiver's appointment and the payment of his remuneration;

       17.1.2 in the payment and discharge of any liabilities reasonably incurred by the Receiver on the Chargor's behalf in the exercise of any of the powers of the Receiver;

       17.1.3 in or towards payment of any debts or claims which are by statute payable in preference to the Secured Debt but only to the extent to which such debts or claims have such preference;

       17.1.4 in or towards payment or satisfaction of the Secured Debt in accordance with the SSA and the Note Conditions; and

       17.1.5 in payment of any surplus to the Chargor or any other person lawfully entitled thereto.

17.2 SUSPENSE ACCOUNT: All moneys received, recovered or realised by the Chargee under this Debenture (including, without limitation, the proceeds of any conversion of currency) may at the reasonable discretion of the Chargee be credited to any suspense or impersonal account and may be held in such account for so long as the Chargee may reasonably think fit (with interest accruing thereon at such rate, if any, as the Chargee may in its reasonable opinion deem fit) pending their application from time to time (as the

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

       Chargee shall be entitled to do in their discretion) in or towards the discharge of any part of the Secured Debt.

17.3 RIGHTS OF CONVERSION: For the purposes of or pending the discharge of any part of the Secured Debt the Chargee may convert any moneys received, recovered or realised or subject to application by the Chargee under this Debenture (including the proceeds of any previous conversion under this Clause) from his existing currency of denomination into such other currency of denomination as the Chargee may in its reasonable opinion think fit and any such conversion shall be effected at the then prevailing spot selling rate of exchange of any bank selected by the Chargee for such other currency against the existing currency. Each previous reference in this Clause to a currency extends to any funds of that currency and for the avoidance of doubt funds in one currency may be converted into different funds of the different currency.

18.    POWER OF ATTORNEY

18.1 APPOINTMENT OF ATTORNEY: The Chargor hereby irrevocably appoints the following, namely:-

       18.1.1   the Chargee;

       18.1.2 each and every delegate or sub-delegate referred to in Clause 15; and

       18.1.3 any Receiver appointed under this Debenture for the time being holding office as such,

       jointly and also severally to be the attorney or attorneys of the Chargor and in its name and otherwise on its behalf and as its act and deed to sign, seal, execute, deliver, perfect and do all deeds, instruments, acts and things which may be required (or which the Chargee or any Receiver appointed under this Debenture shall consider requisite) for carrying out any obligations imposed on the Chargor by or pursuant to this Debenture (including but not limited to the obligations of the Chargor under Clause 7 and the statutory covenants referred to in such Clause), for carrying out any sale, lease or other dealing by the Chargee or such Receiver into effect, for conveying or transferring any legal estate or other interest in land or other property or otherwise howsoever, for getting in the Charged Property, and generally for enabling the Chargee, any delegate or sub-delegate or the Receiver to exercise the respective powers, authorities and discretions conferred on them or any of them by or pursuant to this Debenture or by law and (without prejudice to the generality of the foregoing) to seal and deliver and otherwise perfect any deed, assurance, agreement, instrument or act which it or he may deem proper in or for the purpose of exercising any of such powers, authorities and discretions. The attorney or attorneys appointed above shall not exercise any power pursuant to such appointment prior to the security created by this Debenture becoming enforceable pursuant to Clause 12.1 unless the Chargor shall have failed to carry out any of its obligations imposed pursuant to this Debenture, and such failure continues for 30 days after written demand is made by the Chargee to the Chargor.

18.2 RATIFICATION BY CHARGOR: The Chargor shall ratify and confirm all transactions entered into by any attorney mentioned in Clause 18.1 above in the exercise or purported exercise of its or his powers and all transactions entered into, documents executed and things done by any such attorney or attorneys by virtue of the power of attorney given by Clause 18.1.

18.3 GRANT FOR SECURITY: The power of attorney hereby granted is as regards the Chargee, any delegate or sub-delegate and any such Receiver (and as the Chargor hereby acknowledges) granted irrevocably and for value as part of the security constituted by this Debenture to secure the proprietary interests of and the performance of the obligations owed to the respective donees.

19.    PROTECTION OF THIRD PARTIES

       No person dealing with the Chargee or with any Receiver of the Charged Property or any part thereof appointed pursuant to this Debenture or with any such delegate or sub-delegate referred to in Clause 15 shall be concerned to enquire whether any event has happened upon which any of the powers, authorities and discretions conferred by or pursuant to this Debenture in relation to the Charged Property or any part thereof are or may be exercisable by the Chargee or by any such Receiver, delegate or sub-delegate or otherwise as to the propriety or regularity of acts purporting or intended to be in exercise of any such powers and as regards any such person dealing with the Chargee or any such Receiver, delegate or sub-delegate, notwithstanding that the requisite power, authority or discretion has not become exercisable or any impropriety or irregularity whatsoever, such powers, authorities and discretions shall be deemed to be duly and validly exercised.

20.    PROVISIONS SEVERABLE

       Every provision contained in this Debenture shall be severable and distinct from every other such provision and if at any time any one or more of such provisions is or becomes invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining such provisions shall not in any way be affected thereby. Without prejudice to the foregoing, if at any time any part of the Secured Debt is or becomes invalid, illegal or unenforceable, such occurrence shall not prejudice the continuing effectiveness of the security created by or pursuant to this Debenture for that part of the Secured Debt not so affected.

21.    AVOIDANCE OF PAYMENT

       No assurance, security, guarantee or payment which may be avoided under any law relating to bankruptcy, insolvency or winding-up or under any applicable laws or statute, and no release, settlement, discharge or arrangement given or made by the Chargee on the faith of any such assurance, security, guarantee or payment, shall prejudice or affect the right of the Chargee to enforce the security created by this Debenture in respect of the full extent of the Secured Debt or any other rights which the Chargee may have in respect of the Secured Debt or any part thereof. Any such release, settlement, discharge or arrangement shall be deemed to be made subject to the condition that it will be void, if any payment or security which the Chargee may previously have received or may thereafter receive from any person in respect of the Secured Debt, is set aside under any applicable law or proves to have been for any reason invalid.

22.    BENEFIT OF SECURITY AND ASSIGNMENT

       This Debenture shall be binding upon and enure to the benefit of each party hereto and its successors and permitted assigns. The Chargor may not assign or transfer all or any of its rights, benefits and obligations under this Debenture.

23.    REMEDIES, WAIVERS, AMENDMENTS AND CONSENTS

23.1 NO IMPLIED WAIVERS, REMEDIES CUMULATIVE: No failure on the part of the Chargee to exercise, and no delay on its part in exercising, any right or remedy under this Debenture will operate as a waiver thereof, nor will any single or partial exercise of any right or remedy preclude any other or further exercise thereof or the exercise of any other right or remedy. The rights and remedies provided in this Debenture are cumulative and not exclusive of any rights or remedies provided by law.

23.2 AMENDMENTS, WAIVERS AND CONSENTS: Any provision of this Debenture may be amended only if the Chargor and the Chargee so agree in writing and any default may be waived before or after it occurs only if the Chargee so agrees in writing. Any such waiver, and any consent by the Chargee under any provision of this Debenture, must be in writing and may be given subject to any conditions thought fit by the Chargee. Any waiver or consent shall be effective only in the instance and for the purpose for which it is given.

24.    COMMUNICATIONS

24.1 NOTICES: Each demand, notice or other communication under this Debenture shall be made by fax or otherwise in writing. Each communication or document to be delivered to either party under this Debenture shall be sent to it at the fax number or address, and marked for the attention of the person (if any), from time to time designated by that party to the other party for the purpose of this Debenture. The initial fax number, address and person (if any) so designated by either party are set out at the end of this Debenture.

24.2 DEEMED DELIVERY: Any communication from one party to the other party shall be deemed to be received by such other party (if sent by fax) on the day of despatch or (in any other case) when left at the address required by Clause 24.1 or two days after being sent by prepaid post addressed to it at that address.

25.    COUNTERPARTS

       This Debenture may be executed in one or more counterparts by the parties, each of which, when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same instrument Provided that this Debenture shall be of no force and effect until the counterparts are exchanged. Signatures may be exchanged by facsimile, with original signatures to follow. Each of the parties agrees to be bound by its own facsimile signature and that it accepts the facsimile signature of the other party.

26.    CONTRACTS (RIGHTS OF THIRD PARTIES) ACT, CHAPTER 53B

       A person who is not a party to this Debenture has no right under the Contracts (Rights of Third Parties) Act, Chapter 53B to enforce or enjoy the benefit of any term of this Debenture.

27.    GOVERNING LAW

       This Debenture shall be governed by, and construed in accordance with, the laws of Singapore.

IN WITNESS WHEREOF this Debenture has been entered into on the day stated at the beginning of this Debenture.


THE CHARGOR


THE COMMON SEAL of

COMBINATORX (SINGAPORE) PTE. LTD.        }

was hereunto affixed in the presence of:


-----------------------------------
Director


-----------------------------------
Director/Secretary


I,                                 , an Advocate and Solicitor of the Supreme
Court of the Republic of Singapore practising in Singapore hereby certify that on August [__], 2005 the Common Seal of CombinatoRx (Singapore) Pte. Ltd. was duly affixed to the above Debenture at Singapore in my presence in accordance with the Articles of Association of CombinatoRx (Singapore) Pte. Ltd. (which Articles of Association have been produced and shown to me).


Witness my hand this  [       ].


Address:

Fax No.:
Attention:  The Chief Executive Officer

THE CHARGEE


SIGNED by [       ]

for and on behalf of

BIOMEDICAL SCIENCES         }

INVESTMENT FUND PTE LTD

in the presence of:


-----------------------------------
Witness's signature

Address:   20 Biopolis Way
           #09-01 Centros
           Singapore 138668
                                     - 24 -